UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): October 31, 2005

                              M & F WORLDWIDE CORP.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                001-13780                                02-0423416
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         (Commission File Number)                      (IRS Employer
                                                     Identification No.)

                  35 EAST 62ND STREET, NEW YORK, NEW YORK 10021
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               (Address of Principal Executive Offices) (Zip Code)

                                  212-572-8600
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                  On October 31, 2005, M & F Worldwide Corp., a Delaware corporation (the "Registrant"), announced that it had entered into a Stock Purchase Agreement, dated as of October 31, 2005 (the "Purchase Agreement"), with Honeywell International Inc., pursuant to which, and upon the terms and subject to the conditions set forth therein, the Registrant will acquire all of the issued and outstanding shares of Novar USA Inc. ("Novar") for a purchase price of $800 million (the "Acquisition"). Novar is the parent company of the businesses operated by Clarke American and related companies.

                  The Acquisition is subject to the satisfaction or waiver of customary closing conditions, including, among other things, the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                  The foregoing description of the Purchase Agreement and the related matters described above do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, which is filed as
Exhibit 2.1 hereto, and is incorporated herein by reference.

ITEM 8.01.        OTHER EVENTS

                  On October 31, 2005, the Registrant issued a press release announcing the execution of the Purchase Agreement. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

CAUTIONARY STATEMENT

                  The Purchase Agreement has been included to provide investors with information regarding its terms. Except for its status as a contractual document that establishes and governs the legal relations among the parties thereto with respect to the transaction described in this Form 8-K, the Purchase Agreement is not intended to be a source of factual, business or operational information about the parties.

                  The representations, warranties, covenants and agreements made by the parties in the Purchase Agreement are made as of specific dates and are qualified and limited, including by information in the disclosure schedule that was provided in connection with the execution of the Purchase Agreement. In addition, certain of the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders. Representations and warranties may be used as a tool to allocate risks between the respective parties to the Purchase Agreement including where the parties do not have complete knowledge of all the facts. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or the target or any of their affiliates.


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

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 2.1 Stock Purchase Agreement, dated as of October 31, 2005, by and between M & F Worldwide Corp. and Honeywell International Inc.

Exhibit 99.1 Press release dated October 31, 2005 issued by M & F Worldwide Corp. announcing the execution of the Purchase Agreement.




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


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        M & F WORLDWIDE CORP.


                                        By:  /s/ Barry F. Schwartz
                                             ----------------------------------
                                             Name:  Barry F. Schwartz, Esq.
                                             Title: Executive Vice President and
                                                    General Counsel

Date:  October 31, 2005

                                  EXHIBIT INDEX

Exhibit 2.1 Stock Purchase Agreement, dated as of October 31, 2005, by and between M & F Worldwide Corp. and Honeywell International Inc.

Exhibit 99.1 Press release dated October 31, 2005 issued by M & F Worldwide Corp. announcing the execution of the Purchase Agreement.